ROSENTHAL & ROSENTHAL, INC.

1370 Broadway
New York, NY 10018

September 1, 2016

Zoom Telephonics, Inc.
99 High Street, 28th Floor
Boston, MA 02011

Ladies and Gentlemen:

Reference is made to the Financing Agreement entered into between us dated December 18, 2012, as amended and/or supplemented (the "Financing Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Financing Agreement.

This will confirm that, effective September 1, 2016, the Financing Agreement is hereby amended as follows:

1. Section 1.23 is amended and restated in its entirety so as to read as follows:

"1.23 **"Maximum Credit Facility"** shall mean $3,000,000."

Except as hereinabove specifically set forth, all of the terms and conditions of the Financing Agreement shall remain in full force and effect and shall continue unmodified.

Very truly yours,

ROSENTHAL & ROSENTHAL, INC.

By: ____________________
Thomas D. Lauria, Senior Vice President

Agreed:

ZOOM TELEPHONICS, INC.

By: ____________________
Frank Manning, President and CEO